UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 30, 2007

ARKADOS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Old New Brunswick Road, Suite 202
Piscataway, NJ  08854
(Address of Principal Executive Offices)

(732) 465-9300
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

❒      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 30, 2007, we entered into an Eighth Additional Issuance Agreement with Bushido Capital Master Fund, LP (“Bushido), Pierce Diversified Strategy Master Fund LLC – Series BUS (“Pierce”), Andreas Typaldos (our Chairman and a principal stockholder) and the Andreas Typaldos Family Limited Partnership (a New York limited partnership for which Renee Typaldos, our Chairman’s wife, acts as managing partner, the “AT Family LP”), Crucian Transition, Inc., Kathryn Typaldos and the partners of Sommer & Schneider LLP, our principal securities counsel (“S&S”).  Pursuant to the Eighth Additional Issuance Agreement, we sold an additional $610,000 principal amount of our 6% secured convertible debentures due December 28, 2008 to Mr. Typaldos, the AT Family LP and the partners of S&S. On May 31, 2007, we entered into a Ninth Additional Issuance Agreement with the parties above under which we issued an additional $484,105.71 of debentures to the AT Family LP in consideration of a $420,000 cash investment and in satisfaction of $64,105.71 of assumed tax liability and legal expenses previously advanced.  Based on the original terms of the agreement, the debentures have a term of three years and mature on December 28, 2008. The debentures pay interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning July 1, 2007.  These debentures are issued on substantially the same terms as, and rank pari passu to, an aggregate of $7,334,355 of 6% debentures (the “Prior Debentures”) we sold to Bushido, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively “Gamma”), Pierce, Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos and Gennaro Vendome, one of our directors, Mr. Typaldos, Mr. Typaldos’ Family Limited Partnership and Crucian Transition, Inc. during the period from December 28, 2005 to May 7, 2007.

The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. The debenture and warrants described below must be redeemed by us at a premium if we agree to sell all of the Company’s assets to a third party for cash and cash equivalents.

Pursuant to the Eighth and Ninth Additional Issuance Agreements, the purchasers received warrants to purchase an additional 514,875 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $1.00 per share and are exercisable at any time on or prior to December 28, 2010. The warrants do not grant the holders thereof any voting or other rights of our stockholders. The Eighth and Ninth Additional Issuance Agreements are filed with this report as Exhibits 99.16 and 99.17, respectively, the form of 6% secured convertible debenture and the form of common stock purchase warrant are incorporated into this report by reference to previous filings.

We also issued to the purchasers additional potentially short term warrants to purchase up to an aggregate of 514,875 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time prior to the earlier of December 28, 2010 and twelve months after the effective date of the registration statement we file with the SEC to register the shares of common stock issuable upon conversion of the debentures and exercise of the warrants. The form of short term common stock purchase warrant is incorporated into this report by reference to a previous filing.

Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable.  In connection with the issuance of the 6% debentures, we entered into a security agreement, as amended, granting Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos, the Andreas Typaldos Family Limited Partnership, Crucian Transition, Inc., Kathryn Typaldos and the partners of S&S a security interest in our assets to secure our obligations under the debentures. Pursuant to an Intercreditor and Waiver Agreement entered into August 18, 2006 and effective as of June 30, 2006 among all of the holders of our 6% secured convertible debentures, the holders share the security interest pari passu and in proportion to the outstanding principal amounts held by them.  Obligations under the debentures are guaranteed by Arkados, Inc., our wholly-owned subsidiary.

In connection with the Additional Issuance Agreements and other developments, we entered into Amendment and Waiver Agreements dated May 30, 2007 and May 31, 2007 with the holders of our 6% convertible debentures principally to permit the issuance of additional debentures and warrants.  The Eighth and Ninth Amendment and Waiver Agreements are filed with this report as Exhibits 99.18 and 99.19, respectively

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number		Form	File Number	Exhibit	Filing Date	Filed Herewith

4.1	Form of 6% Secured Convertible Debenture due December 28, 2008	Form 8-K/A	0-27587	4.1	7/11/06

4.2	Form of Common Stock Purchase Warrant (long term and short term warrants differ as to price and expiration date as set forth in footnotes to the form filed)	Form 8-K/A	0-27587	4.2	7/11/06

4.3	Registration Rights Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	4.3	7/11/06

99.1	Securities Purchase Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	99.1	7/11/06

99.2	Security Agreement, dated as of June 30, 2006, by and among the Registrant, Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC – Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership	Form 8-K/A	0-27587	99.2	7/11/06

99.3	Subsidiary Guarantee dated as of June 30, 2006 executed by Arkados, Inc.	Form 8-K/A	0-27587	99.3	7/11/06

99.4	Amendment Agreement dated August 18, 2006 between CDKnet.com, Inc., Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C), and Cargo Holdings LLC	Form 8-K	0-27587	99.1	8/24/06

99.5	Waiver and Amendment Agreement dated October 24, 2006 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.6	10/30/06

99.6	Third Additional Issuance Agreement dated November 30, 2006 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.6	12/5/06

99.7	Waiver and Amendment Agreement dated November 30, 2006 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.7	12/5/06

99.8	Fourth Additional Issuance Agreement dated January 8, 2007 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.8	5/11/07

99.9	Fifth Additional Issuance Agreement dated February 28, 2007 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.9	5/11/07

99.10	Sixth Additional Issuance Agreement dated March 6, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.10	5/11/07

99.11	Waiver and Amendment Agreement dated January 8, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.11	5/11/07

99.12	Waiver and Amendment Agreement dated February 28, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.12	5/11/07

99.13	Waiver and Amendment Agreement dated March 6, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.13	5/11/07

99.14	Seventh Additional Issuance Agreement dated March 6, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos and Andreas Typaldos Family Limited Partnership	Form 8-K	0-27587	99.14	5/11/07

99.15	Waiver and Amendment Agreement dated May 7, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC	Form 8-K	0-27587	99.15	5/11/07

99.16
Eighth Additional Issuance Agreement dated May 30, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider
*

99.17
Ninth Additional Issuance Agreement dated May 31, 2007 between Arkados Group, Inc., Crucian Transition, Inc., Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider
*

99.18
Waiver and Amendment Agreement dated May 30, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC
*

99.19
Waiver and Amendment Agreement dated May 31, 2007 between Arkados Group, Inc. and Bushido Capital Master Fund, L.P., Gamma Opportunities Capital Partners, LP Class A, Gamma Opportunities Capital Partners, LP Class C and Cargo Holdings LLC
*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

ARKADOS GROUP, INC.

Date: June 5, 2007	By:	/s/ Barbara Kane-Burke
Barbara Kane-Burke Chief Financial Officer